UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 20, 2009
                            ------------------------
                                 Date of Report
                        (Date of earliest event reported)

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                           Commission File No. 0-29832

     British Columbia, Canada                       75-2712845
   ----------------------------                -------------------
   (State or other jurisdiction                 (I.R.S. Employer
          of incorporation)                     Identification No.)

     1301 Avenue M, Cisco, Texas                       76437
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(Address of principal executive office)              (Zip Code)

Registrant's Telephone Number, Including Area Code: (254) 442-2638

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities
    Act(17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR (240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 16, 2009, Bernard Lipton resigned as the Company's Chief Financial Officer. The Board of Directors appointed Mahnaz (Michelle) Nourmand as the Chief Financial Officer.

Mahnaz (Michelle) Nourmand is a graduate of Queens College of New York with a M.B.A. of Business. Ms. Nourmand has 17 years of experience in corporate and individual tax planning and general accounting and is a practicing certified public accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

Date:  March 20, 2009           By:   /s/ ANDRE SAKHAI
                                      ------------------------------
                                      Andre Sakhai, President


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